Exhibit 4.1

COMMON STOCK

NUMBER

RE-8879

REGENERON

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

SEE REVERSE FOR CERTAIN DEFINITIONS

Regeneron Pharmaceuticals, Inc.

CUSIP 75886F 10 7

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

Regeneron Pharmaceuticals, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

SECRETARY

REGENERON PHARMACEUTICALS INC. CORPORATE SEAL 1988 NEW YORK

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© NORTHERN BANK NOTE COMPANY

Regeneron Pharmaceuticals, Inc.
     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian

TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as Joint tenants with		under Uniform Gifts to Minors
		right of survivorship and		Act
		not as tenants in common			(State)
Additional abbreviations may also be used though not in the above list.
     For Value received,                                                                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                                                                       Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.